Summary Prospectus Supplement dated June 29, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:
Invesco V.I. Diversified Dividend Fund
This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
The following information replaces the table in its entirety under the heading “Management of the Fund”:
Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2010
Robert Botard	Portfolio Manager	2014
Caroline Le Feuvre	Portfolio Manager	2020
Chris McMeans	Portfolio Manager	2016
VIDDI-SUMSUP 062920